UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2008

ALERIS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7170	75-2008280
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

25825 Science Park Drive, Suite 400 Beachwood, Ohio	44122
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (216) 910-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On May 23, 2008, the Company issued a press release concerning certain leadership transitions. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 7.01 shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this item 7.01 of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.

Number	Description
99.1	Press Release of the Company dated May 23, 2008

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2008

Aleris International, Inc

By:	/s/ Scott A. McKinley
Scott A. McKinley
Senior Vice President and Controller

INDEX TO EXHIBITS

Exhibit Number	Description	Page
99.1	Press Release of the Company dated May 23, 2008